Exhibit 10.27

THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE “1933 ACT”)

US $200,000.00

HELIO CORPORATION

6% CONVERTIBLE REDEEMABLE NOTE

DUE JULY 30, 2027

FOR VALUE RECEIVED, HELIO CORPORATION (the “Company”) promises to pay to the order of CFI CAPITAL LLC and its authorized successors and Permitted Assigns, defined below, (the “Holder”), the aggregate principal face amount of Two Hundred Thousand Dollars exactly (U.S. $200,000.00) on July 30, 2027 (the “Maturity Date”) and to pay interest on the principal amount outstanding hereunder at the rate of 6% per annum commencing on July 30, 2026 (the “Issuance Date”). The interest will be paid to the Holder in whose name this 6% Convertible Redeemable Note (this “Note”) is registered on the records of the Company regarding registration and transfers of this Note. This Note shall contain an $20,000.00 original issue discount, such that the purchase price shall be $180,000.00. The principal of, and interest on, this Note are payable at 2151 West Hillsboro Blvd, Suite 209, Deerfield Beach, FL 33442, initially, and if changed, last appearing on the records of the Company as designated in writing by the Holder hereof from time to time. The Company will pay each interest payment and the outstanding principal due upon this Note before or on the Maturity Date, less any amounts required by law to be deducted or withheld, to the Holder of this Note by check or wire transfer addressed to such Holder at the last address appearing on the records of the Company. The forwarding of such a check or wire transfer shall constitute a payment of the outstanding principal hereunder and shall satisfy and discharge the liability for the principal on this Note to the extent of the sum represented by such a check or wire transfer. Interest shall be payable in Common Stock (as defined below) pursuant to paragraph 4(b) herein. Permitted Assigns means any “qualified person”, “permitted assigns” or “prospective transferee” acquiring all or a portion of this Note accompanied by an Opinion of Counsel, all in accordance with the terms provided in Sections 2(f) and 5(g) of the Securities Purchase Agreement by and between the Holder and the Company dated as of July 30, 2026 (the “Securities Purchase Agreement”).

This Note is subject to the following additional provisions:

1. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration or transfer, or exchange, except that Holder shall pay any tax or other governmental charges payable in connection therewith and for the cost of any Opinion of Counsel as may be required under Section 5(g) of the Securities Purchase Agreement. To the extent that Holder subsequently transfers, assigns, sells or exchanges any of the multiple lesser denomination notes, Holder acknowledges that it will provide the Company with an Opinion of Counsel as provided for in Sections 2(f) and 5(g) of the Securities Purchase Agreement (“Opinions of Counsel”).

2. The Company shall be entitled to withhold from all payments any amounts required to be withheld under applicable laws.

3. This Note may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (“Act”), applicable state securities laws and Sections 2(f) and 5(f) of the Securities Purchase Agreement. Any attempted transfer to a non-qualifying party shall be treated by the Company as void. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company’s records as the owner hereof for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary. Any Holder of this Note electing to exercise the right of conversion set forth in Section 4(a) hereof, in addition to the requirements set forth in Section 4(a), and any prequalified prospective transferee of this Note, also is required to give the Company written confirmation that this Note is being converted (“Notice of Conversion”) in the form annexed hereto as Exhibit A. The date of receipt (including receipt by telecopy) of such Notice of Conversion shall be the Conversion Date. All notices of conversion will be accompanied by an Opinion of Counsel of the Holder’s counsel, which the Company shall not reasonably reject.

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4. (a) The Holder of this Note is entitled, at its option, at any time after the 6th monthly anniversary of this Note, to convert all or any amount of the principal face amount of this Note then outstanding into shares of the Company’s common stock (the “Common Stock”) at a price (“Conversion Price”) for each share of Common Stock equal to 60% of the lowest trading price of the Common Stock as reported on the OTC Markets on which the Company’s shares are then traded or any exchange upon which the Common Stock may be traded in the future (the “Exchange”), for the twenty prior trading days including the day upon which a Notice of Conversion is received by the Company (provided such Notice of Conversion is duly executed by the Holder and is delivered together with a duly executed Opinion of Counsel, by fax or other electronic method of communication to the Company after 4 P.M. Eastern Standard or Daylight Savings Time if the Holder wishes to include the same day closing price). For purposes of the above calculations, a day shall not be considered a trading day if there was no trading volume for the Company’s Common Stock for that particular day. If the shares have not been delivered within 2 business days, the Notice of Conversion may be rescinded. Such conversion shall be effectuated by the Company delivering the shares of Common Stock to the Holder within 2 business days of receipt by the Company of the Notice of Conversion. Accrued, but unpaid interest shall be subject to conversion. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To the extent the Conversion Price of the Company’s Common Stock closes below the par value per share, the Company will take all steps necessary to solicit the consent of the stockholders to reduce the par value to the lowest value possible under law or to conduct a reverse split at a ratio determined by the Company’s board of directors. The Company agrees to honor all conversions submitted pending this increase or such stock split, as applicable. In the event the Company experiences a DTC “Chill” on its shares, the conversion price shall be decreased to 50% instead of 60% while that “Chill” is in effect. In no event shall the Holder be allowed to effect a conversion if such conversion, along with all other shares of Company Common Stock beneficially owned by the Holder and its affiliates would exceed 4.99% of the outstanding shares of the Common Stock of the Company (which may be increased up to 9.9% upon 60 days’ prior written notice by the Holder to the Company).

                   (b)             Interest on any unpaid principal balance of this Note shall be paid at the rate of 6% per annum. Interest shall be paid by the Company in Common Stock (“Interest Shares”). The Holder may, at any time, send in a Notice of Conversion to the Company for Interest Shares based on the formula provided in Section 4(a) above. The dollar amount converted into Interest Shares shall be all or a portion of the accrued interest calculated on the unpaid principal balance of this Note to the date of such notice.

                   (c) The Note may be prepaid or assigned with the following penalties/premiums:

PREPAY DATE	PREPAY AMOUNT
≤ 30 days	105% of principal plus accrued interest
30- 59 days	110% of principal plus accrued interest
60-89 days	120% of principal plus accrued interest
90-119 days	130% of principal plus accrued interest
120-149 days	135% of principal plus accrued interest
150-180 days	140% of principal plus accrued interest

Such redemption must be closed and funded within 3 days of giving notice of redemption, or the right to redeem shall be null and void. Any partial prepayments will be made in accordance with the formula set forth in the chart above with respect to principal, premium, and interest.

                  (d)             Upon (i) a transfer of all or substantially all of the assets of the Company to any person in a single transaction or series of related transactions, (ii) a reclassification, capital reorganization (excluding an increase in authorized capital) or other change or exchange of outstanding shares of the Com-mon Stock, other than a forward or reverse stock split or stock dividend, or (iii) any consolidation or merger of the Company with or into another person or entity in which the Company is not the surviving entity (other than a merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of Common Stock) (each of items (i), (ii) and (iii) being referred to as a “Sale Event”), then, in each case, the Company shall, upon request of the Holder, redeem this Note in cash for the prepayment price set forth in Section 4(c), above, or at the election of the Holder, such Holder may convert the unpaid principal amount of this Note (together with the amount of accrued but unpaid interest) into shares of Common Stock immediately prior to such Sale Event at the Conversion Price.

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                  (e)             In the event the Company is not able to pay the payment section forth in Section 4(d), above, then in case of any Sale Event (not to include a sale of all or substantially all of the Company’s assets) in connection with which this Note is not redeemed or converted, the Company shall cause effective provision to be made so that the Holder of this Note shall have the right thereafter, by converting this Note, to purchase or convert this Note into the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation or merger by a holder of the number of shares of Common Stock that could have been purchased upon exercise of the Note and at the same Conversion Price, as defined in this Note, immediately prior to such Sale Event. The foregoing provisions shall similarly apply to successive Sale Events. If the consideration received by the holders of Common Stock is other than cash, the value shall be as determined by the Board of Directors of the Company or successor person or entity acting in good faith.

5. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the form, herein prescribed.

6. The Company hereby expressly waives demand and presentment for payment, no-tice of non-payment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereto.

7. The Company agrees to pay all costs and expenses, including reasonable attorneys’ fees and expenses, which may be incurred by the Holder in collecting any amount due under this Note.

8.If one or more of the following described “Events of Default” shall occur:

(a) The Company shall default in the payment of principal or interest on this Note or any other note issued to the Holder by the Company; or

(b) Any of the representations or warranties made by the Company herein or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Note, or the Securities Purchase Agreement under which this note was issued shall be false or misleading in any material respect; or

(c) The Company shall fail to perform or observe, in any respect, any covenant, term, provision, condition, agreement or obligation of the Company under this Note or any other note issued to the Holder; or

(d) The Company shall (1) become insolvent (which does not include a “going concern opinion”); (2) admit in writing its inability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; (4) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business;

(5) file a petition for bankruptcy relief, consent to the filing of such petition or have filed against it an involuntary petition for bankruptcy relief, all under federal or state laws as applicable; or

(e) A trustee, liquidator, or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

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(f) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company; or

(g) One or more money judgments, writs or warrants of attachment, or similar process, in excess of two hundred fifty thousand dollars ($250,000) in the aggregate, shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or un-stayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

(h) The Company has defaulted on or breached any term of any other purchase agreement or note or similar debt instrument into which the Company has entered and failed to cure such default within the appropriate grace period; or

(i) The Company shall have its Common Stock delisted from an exchange (including the OTC Markets) or, if the Common Stock trades on an exchange, then trading in the Common Stock shall be suspended for more than 10 consecutive days or ceases to file its reports under the Securities Exchange Act of 1934, as amended, with the SEC;

(j) The Company shall not deliver to the Holder the Common Stock pursuant to paragraph 4 herein without a restrictive legend within 2 business days of its receipt of a Notice of Conversion which includes a duly executed Opinion of Counsel from a reputable lawyer or law firm expressing an opinion which supports the removal of a restrictive legend; or

(k) The Company shall not replenish the reserve set forth in Section 12, within 2 business days of the written request of the Holder.

(l) The Company shall be delinquent in its periodic report filings with the Securities and Exchange Commission (subject to applicable extensions); or

(m) The Company shall cause to lose the “bid” price for its stock in a market (including the OTC marketplace or other exchange); or

(n) The Company terminates its existing transfer agent relationship without the prior written consent of the Holder.

Then, or at any time thereafter, unless cured within 5 days, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder’s sole discretion, the Holder may consider this Note immediately due and payable, without presentment, demand, protest or (further) notice of any kind (other than notice of acceleration), all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder’s rights and remedies provided herein or any other rights or remedies afforded by law. Upon an Event of Default, interest shall accrue at a default interest rate at the highest rate of interest permitted by law, and the Conversion Price shall be adjusted from 60% to 45% (the conversion price discount shall increase by 15%). In the event of a breach of Section 8(j) the penalty shall be $500 per day if the shares are not issued beginning on the 3rd day after the conversion notice was delivered to the Company. This penalty shall increase to $1,000 per day beginning on the 10th day. In the event of a breach of Section 8(h), the Holder may elect to utilize the same remedy available under the defaulted interest, and such remedy shall be incorporated by reference into the terms of this Note. Further, if a breach of Section 8(l) occurs or is continuing after the 6-month anniversary of the Note, then the Holder shall be entitled to use the lowest closing bid price during the delinquency period as a base price for the conversion. For example, if the lowest closing bid price during the delinquency period is $0.01 per share and the conversion discount is 50%, the Holder may elect to convert future conversions at $0.005 per share.

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If the Holder shall commence an action or proceeding to enforce any provisions of this Note, including, without limitation, engaging an attorney, then if the Holder prevails in such action, the Holder shall be reimbursed by the Company for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation, and prosecution of such action or proceeding.

9. In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby. Specifically, notwithstanding any provision to the contrary, the parties acknowledge and agree that the Company is a corporation and the loan evidenced by this Note is made solely for business and commercial purposes. Accordingly, pursuant to Florida Statutes § 687.031 and applicable Florida case law, the provisions of Florida usury law, including §§ 687.02 and 687.03, shall not apply to this transaction. The Holder and Company further acknowledge that no natural person is guaranteeing the obligations under this Note, and the proceeds are not intended for consumer or personal use. In entering into this Note, each party has independently evaluated the terms, including any conversion rights, and agrees that the structure and pricing reflect a bona fide commercial transaction outside the scope of Florida usury laws.

10. Neither this Note nor any term hereof may be amended, waived, discharged, or terminated other than by a written instrument signed by the Company and the Holder.

11. The Company represents that it is not a “shell” issuer and has never been a “shell” issuer or that if it previously has been a “shell” issuer at least 12 months have passed since the Company has reported Form 10-type information indicating it is no longer a “shell” issuer. Further. The Company will instruct its counsel to either (i) write a 144 opinion to allow for the salability of the conversion shares or (ii) accept such opinion from Holder’s counsel.

12. The Company shall issue irrevocable transfer agent instructions reserving 634,921 shares of its Common Stock for conversions under this Note (the “Share Reserve”). Upon full conversion of this Note, any shares remaining in the Share Reserve shall be canceled. The Company should at all times reserve a minimum of five times the amount of shares required if the Note would be fully converted. The Holder may reasonably request increases from time to time to reserve such amounts to maintain such coverage five times, and the Company will be responsible for all fees associated with the increase in the Share Reserve. The Company will instruct its transfer agent to provide the outstanding share information to the Holder in connection with its conversions, along with shareholder information statements and other shareholder reservations that exist. The Holder shall be entitled to deduct $1,000 per conversion to adequately cover all transfer agent costs and legal fees associated with issuing and delivering the shares to the Holder. To the extent the Company is unable to maintain the Share Reserve at five times the discounted amount of the Note, it shall immediately begin to increase its authorized capital in an amount necessary to maintain all share reservations. All fees and expenses under this section 12 shall be deemed earned and paid as of the issuance date of this Note.

13. The Company will give the Holder direct notice of any corporate actions, including but not limited to name changes, stock splits, recapitalizations etc. This notice shall be given to the Holder as soon as possible under law.

14. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable provision shall automatically be revised to equal the maximum rate of interest or other amount deemed interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it will not seek to claim or take advantage of any law that would prohibit or forgive the Company from paying all or a portion of the principal or interest on this Note.

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15. This Note shall be governed by and construed in accordance with the laws of the State of Florida without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Florida located in Miami, Florida, or in the federal courts located in the state of Florida in the Southern District of Florida. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Company and Buyer waive the trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action, or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

[Signature page follows]

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by an officer thereunto duly authorized.

Dated: _______________________

HELIO CORPORATION

By:	/s/ Ed Cabrera
Name:	Ed Cabrera
Title:	CEO

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EXHIBIT A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert *$________ of the above Note into ___________ Shares of Common Stock of HELIO CORPORATION (“Shares”) according to the conditions set forth in such Note, as of the date written below.

If Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer and other taxes and charges payable with respect thereto.

Date of Conversion: ____________________________________________________

Applicable Conversion Price: _____________________________________________

Signature: ____________________________________________________________

                                          [Print Name of Holder and Title of Signer]

Address: _____________________________________________________________

____________________________________________________________________

SSN or EIN: ___________________________________________________________

Shares are to be registered in the following name: _______________________________________________

Name: _______________________________________________________________________________

Address: _____________________________________________________________________________

Tel: _________________________________________________________________

Fax: _________________________________________________________________

SSN or EIN: ___________________________________________________________

Shares are to be sent or delivered to the following account:

Account Name: ________________________________________________________________________

Address: _____________________________________________________________________________

* consist of $______ in principal, $______ in interest and $______ in fees pursuant to section 12 of the Note

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SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of July 30, 2026, by and between HELIO CORPORATION, a Florida corporation, with headquarters located at 2448 Sixth Street, Berkeley, CA 94710 (the “Company”), and CFI CAPITAL LLC, a Florida limited liability company, with its address at 2151 West Hillsboro Blvd., Suite 209, Deerfield Beach, FL 33442 (the “Buyer”).

WHEREAS:

A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”);

B. Buyer desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement a 6% convertible redeemable note of the Company, in the form attached hereto as Exhibit A, in the aggregate principal amount of $200,000.00 (together with any note(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the “Note”), convertible into shares of common stock, of the Company (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in such Note. The Note shall contain an original issue discount of $20,000.00, such that the purchase price of the Note shall be $180,000.00.

C. The Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, such principal amount of Note as is set forth immediately below its name on the signature page hereto; and

NOW THEREFORE, the Company and the Buyer severally (and not jointly) hereby agree as follows:

1. Purchase and Sale of the Note.

a. Purchase of the Note. On the Closing Date (as defined below), the Company shall issue and sell to the Buyer, and the Buyer agrees to purchase from the Company such Note as is set forth immediately below the Buyer’s name on the signature pages hereto.

b. Form of Payment. On the Closing Date (as defined below), (i) the Buyer shall pay the purchase price for the Note to be issued and sold to it at the Closing (as defined below) (the “Purchase Price”) by wire transfer of immediately available funds to the Company, in accordance with the Company’s written wiring instructions, against delivery of the Note in the principal amount equal to the Purchase Price as is set forth immediately below the Buyer’s name on the signature pages hereto, and (ii) the Company shall deliver such duly executed Note on behalf of the Company to the Buyer, against delivery of such Purchase Price.

c. Closing Date. The date and time of the issuance and sale of the Note pursuant to this Agreement (the “Closing Date”) shall be on or about July 30, 2026, or such other mutually agreed upon time. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties.

2. Buyer’s Representations and Warranties. The Buyer represents and warrants to the

a. Investment Purpose. As of the date hereof, the Buyer is purchasing the Note and the shares of Common Stock issuable upon conversion of or otherwise pursuant to the Note, such shares of Common Stock being collectively referred to herein as the “Conversion Shares” and, collectively with the Note, the “Securities”) for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to an effective registration statement with respect to such Securities or an exemption under the 1933 Act.

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b. Accredited Investor Status. The Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”). Any of Buyer’s transferees, assignees, or purchasers must be “accredited investors” in order to qualify as prospective transferees, permitted assignees in the case of Buyer’s or Holder’s transfer, assignment, or sale of the Note.

c. Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments, and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

d. Information. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances, and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Notwithstanding the foregoing, the Company has not disclosed to the Buyer any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Buyer. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend, or affect Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Securities involves a significant degree of risk. The Buyer is not aware of any facts that may constitute a breach of any of the Company’s representations and warranties made herein.

e. Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

f. Transfer or Re-sale. The Buyer understands that (i) the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) the Buyer shall have delivered to the Company, at the cost of the Buyer, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion may be accepted by the Company in its reasonable discretion, (c) the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) (“Rule 144”)) of the Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor, or (d) the Securities are sold pursuant to Rule 144 or Regulation S under the 1933 Act (or a successor rule) (“Regulation S”), and the Buyer shall have delivered to the Company, at the cost of the Buyer, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion may be accepted by the Company in its reasonable discretion; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule 144 and further, if said Rule 144 is not applicable, any re-sale of such Securities under circumstances in which the selling Buyer (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case).

g. Legends. The Buyer understands that the Note and, until such time, if any, as the Conversion Shares have been registered under the 1933 Act may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that have been sold, the Conversion Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against the transfer of the certificates for such Securities):

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“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A FORM ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.”

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Company with an opinion of counsel, in form, substance, and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act, which opinion shall be accepted by the Company in its reasonable discretion so that the sale or transfer is effected. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

h. Authorization; Enforcement. This Agreement has been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of the Buyer, and this Agreement constitutes a valid and binding agreement of the Buyer enforceable in accordance with its terms.

i. Residency. The Buyer is a resident of the jurisdiction set forth immediately below the Buyer’s name on the signature pages hereto.

3. Representations and Warranties of the Company. The Company represents and warrants to the Buyer that:

a. Organization and Qualification. The Company and each of its subsidiaries, if any, is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted, except for those jurisdictions in which failure to have such authority would not have a Material Adverse Effect.

b. Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Note and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement and the Note by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Note and the issuance and reservation for issuance of the Conversion Shares issuable upon conversion or exercise thereof) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Note, each of such instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

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c. Issuance of Shares. The shares reserved for conversion of the Note shall be duly authorized and reserved for issuance as soon as practicable after the Company has increased its shares of authorized Common Stock in an amount equal to or greater than that permitting it to reserve such shares. Upon conversion of the Note in accordance with its respective terms, Conversion Shares will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

d. Acknowledgment of Dilution. The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Conversion Shares upon conversion of the Note. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Note in accordance with this Agreement and the Note is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

e. No Conflicts. The execution, delivery and performance of this Agreement and the Note by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares) will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws, (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Except for applicable blue sky state notice filings, all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the eligibility requirements of the OTC Markets Exchange (the “OTC Markets”) and does not reasonably anticipate that the Common Stock will be ineligible for quotation on the OTC MARKETS in the foreseeable future, nor are the Company’s securities “chilled” by DTC. The Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. For purposes of this Agreement, “Material Adverse Effect” means an event or combination of events, which individually or in the aggregate, would reasonably be expected to (a) adversely affect the legality, validity or enforceability of the Agreement or the Note, or (b) have or result in a material adverse effect on the results of operations, assets, or financial condition of the Company, taken as a whole.

f. Absence of Litigation. Except as disclosed to the Buyer or in the Company’s filings with the SEC, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, or their officers or directors in their capacity as such, that could have a Material Adverse Effect.

g. Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of arm’s length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by the Buyer or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Buyer’ purchase of the Securities.

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h. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyer.

i. Title to Property. The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(i) or such as would not have a Material Adverse Effect. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect.

j. Bad Actor. No officer or director of the Company would be disqualified under Rule 506(d) of the Securities Act as amended on the basis of being a “bad actor” as that term is established in the September 19, 2013 Small Entity Compliance Guide published by the Securities and Exchange Commission.

k. FINRA Rule 3280. Helio Corporation Chairman and CEO Edward Cabrera also acts in the capacity of an investment banking/registered representative of Network 1 Financial Securities, Inc, a registered broker-dealer with the US Securities and Exchange Commission and the Financial Industry Regulatory Authority (“FINRA”). According to FINRA Rule 3280, Edward Cabrera must report his continued affiliation with broker-dealer Network 1 Financial Securities as a registered representative. However, Network 1 Financial Securities Inc. is receiving no compensation from this transaction and has no agreement with Helio Corporation.

l. Breach of Representations and Warranties by the Company. If the Company breaches any of the representations or warranties set forth in this Section 3 in any material respect (subject to a 10-day cure period from the date that the Buyer notifies the Company in writing of such breach with reasonable detail), and in addition to any other remedies available to the Buyer pursuant to this Agreement, it will be considered an Event of Default under the Note.

4. COVENANTS.

a. Expenses. The Company agrees that Buyer can deduct $5,000.00 (Five Thousand Dollars) from the $180,000.00 payment due under the Note, at the time of cash funding, to be applied to the legal expenses of Buyer.

b. Listing. The Company shall promptly secure the listing of the Conversion Shares upon each national securities exchange or automated quotation system, if necessary, upon which shares of Common Stock are then listed or quoted (subject to official notice of issuance) and, so long as the Buyer owns any of the Securities, shall maintain, so long as any other shares of Common Stock shall be so listed or quoted, such listing or quotation of all Conversion Shares from time to time issuable upon conversion of the Note. The Company will obtain and, so long as the Buyer owns any of the Securities, maintain the listing and trading of its Common Stock on the OTC MARKETS or any equivalent replacement market, the Nasdaq stock market (“Nasdaq”), or the New York Stock Exchange (“NYSE”), as applicable, and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of FINRA and such exchanges, as applicable. The Company shall promptly provide to the Buyer copies of any notices it receives, if any, from the OTC MARKETS and any other markets on which the Common Stock is then listed regarding the continued eligibility of the Common Stock for listing on such markets.

c. Corporate Existence. So long as the Buyer beneficially owns any Note, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger, consolidation, or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction (i) assumes the Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading on the OTC MARKETS, Nasdaq or NYSE.

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d. No Integration. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the 1933 Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

e. 10Q Filing. The Company will disclose this transaction in its next 10Q or 10k filing (whichever is next) in a manner sufficient to specifically disclose the material contents of the transaction. The Company will not “lump” this Note with other similar instruments for purposes of disclosure but will specifically identify the parties to this transaction and all material terms.

f. Most Favored Nations. So long as any of the Securities issued under this Agreement are outstanding, upon any issuance by the Company or any of its subsidiaries of any security, or amendment to a security with any term that the Buyer reasonably believes is more favorable to the Buyer of such security or with a term in favor of the Buyer of such security that the Buyer reasonably believes was not similarly provided to the Buyer in this Note, then (i) the Company shall notify the Buyer of such additional or more favorable term within one (1) business day of the issuance and/or amendment (as applicable) of the respective security, and (ii) such term, at Buyer’s option, shall become a part of the transaction documents with the Buyer (regardless of whether the Company complied with the notification provision herein). The types of terms contained in another security that may be more favorable to the Buyer of such security include, but are not limited to, terms addressing prepayment rate, interest rates, and original issue discounts, conversion prices and pricing, commitment shares, etc.

g. Breach of Covenants. If the Company breaches any of the covenants set forth in this Section 4 (subject to a 5-day cure period from the date that the Buyer notifies the Company in writing of such breach with reasonable detail), and in addition to any other remedies available to the Buyer pursuant to this Agreement, it will be considered an event of default under the Note.

5. Governing Law; Miscellaneous.

a. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Florida located in Miami, Florida or in the federal courts located in the state of Florida in the Southern District of Florida. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Company and Buyer waive the trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action, or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

b. Counterparts; Signatures by Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

c. Headings. The headings of this Agreement are for the convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

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d. Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant, or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the majority in the interest of the Buyer.

f. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, (iv) via electronic mail or (v) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received) or delivery via electronic mail, or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company, to:

HELIO CORPORATION

2448 Sixth Street,

Berkeley, CA 94710

Attn: Ed Cabrera, CEO

If to the Buyer:

CFI CAPITAL LLC

2151 West Hillsboro Blvd. Suite 209

Deerfield Beach, FL 33442

Attn: Ahron Fraiman, Manager

Each party shall provide notice to the other party of any change in address.

g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, the Buyer may assign its rights hereunder to any “qualified person”, any “permitted assigns”, or “prospective transferee” that acquires or purchases Conversion Securities in a private transaction from the Buyer or to any of its “affiliates,” as that term is defined under the 1933 Act, without the consent of the Company with Buyer’s opinion of counsel (from a reputable law firm) permitting the same. A qualified person is an “accredited investor” transferee, assignee, or purchaser of the Note who succeeds to the Holder’s right, title, and interest to all or a portion of the Note accompanied with an opinion of counsel as provided for in Section 2(f).

h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

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i. Survival. The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyer. The Company agrees to indemnify and hold harmless the Buyer and all their officers, directors, employees, and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties, and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement.

j. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments, and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

l. Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that the Buyer shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

[Signature page follows]

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IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.

HELIO CORPORATION

By: /s/ Ed Cabrera

Name: Ed Cabrera

Title:   CEO

CFI CAPITAL LLC

By: __________________

Name: Ahron Fraiman

Title:   Manager

AGGREGATE SUBSCRIPTION AMOUNT:

Aggregate Principal Amount of the Note:	$200,000.00

Aggregate Purchase Price:

Note: $200,000.00, less $20,000.00 in original issue discount, and less $5,000.00 in legal fees.

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EXHIBIT A

144 NOTE - $200,000

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[To be reprinted on Company letterhead]

July 30, 2026

ClearTrust, LLC

16540 Pointe Village Dr, Ste 205

Lutz, FL 33558

Ladies and Gentlemen:

HELIO CORPORATION, a Nevada corporation (the “Company”), and CFI CAPITAL LLC (the “Investor”) have entered into a Securities Purchase Agreement dated as of July 30, 2026 (the “Agreement”) providing for the issuance of a 6% Convertible Redeemable Note in the principal amount of $200,000 (the “Note”).

You, as Transfer Agent, are hereby irrevocably authorized and instructed to reserve a specified number of shares of common stock (“Common Stock”) of the Company (initially, 634,921 shares of Common Stock) for issuance upon conversion of the Note in accordance with the terms thereof (“Reserved Shares”). The Investor shall have the right to periodically request that the number of Reserved Shares be increased so that the number of Reserved Shares equals at least 400% of the number of shares of Company common stock issuable upon conversion of the Note. In the event of a stock split, the reserve amount will be automatically adjusted with the same ratio as the stock split. The Company and Investor understand that the Transfer Agent will only increase the reserve if authorized unissued shares are available and have not been previously reserved. Further, conversions will only be processed should there be sufficient unissued, but authorized shares available.

You are hereby instructed to provide the Investor with the following information on demand without further consent needed from the Company: (i) the current issued and outstanding shares and authorized shares as well as the available shares in treasury and (ii) a complete Company shareholder statement including but not limited to existing share reservations of all parties.

The ability to convert the Note in a timely manner is a material obligation of the Company pursuant to the Note and Warrant. You have the right to rely on each notice of conversion (“Conversion Notice”)) as presented and have no responsibility to verify the conversion or exercise formula used. Provided you are acting as Transfer Agent at the time, your firm is hereby irrevocably authorized and instructed to within two (2) Trading days issue shares of Common Stock of the Company to the Investor without any further action or confirmation by the Company upon your receipt from the Investor of: (i) a Conversion Notice executed by the Investor or ; (ii) any other supporting documentation reasonably required by the Transfer Agent; (iii) opinion of counsel confirming that the shares to be issued have been registered and the Registration Statement is currently effective or an opinion of counsel of the Investor or the Company, in form, substance and scope customary for opinions of counsel in comparable transactions (and satisfactory to the Transfer Agent), to the effect that the applicable shares of Common Stock are not “restricted securities” as defined in Rule 144 and otherwise may be issued pursuant to Rule 144 under the Federal Securities Act of 1933, as amended (the “Securities Act”), without any transfer restrictions; and (iv) customary seller representation letter for sales made under Rule 144 signed by the Investor if applicable. Such shares should be issued and delivered, at the option of the Investor as specified in the Conversion Notice or similar instruction either (i) electronically if the Company is approved by The Depository Trust Company (“DTC”) for Deposit Withdrawal at Custodian (“DWAC”) processing by making the shares available in book-entry form for further credit to the beneficial Investor account at a participant broker with DTC through its DWAC system, provided the Investor causes its broker or bank to properly initiate a DWAC deposit, or (ii) in certificated form without any restrictive legend which would restrict the transfer of the shares provided however that if such shares are not registered for resale under the Securities Act or are not able to be sold under Rule 144 and you have not received an opinion of counsel that the issuance of the shares is exempt from registration under the Securities Act, then the issued certificates for such shares shall bear the following restrictive legend:

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THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS AND SATISFACTORY TO THE TRANSFER AGENT THAT REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

The unissued shares shall remain in the created reserve with you, the Transfer Agent, until the Investor and an authorized officer of the Company provide written instructions to you that the shares or any part of them shall be taken out of the reserve and shall no longer be subject to the terms of these instructions. In the event the Company delivers to ClearTrust, LLC and the Investor written “Notice to Vacate the Reserve” and the Investor does not respond within 10 calendar days to such notice, the Company and Transfer Agent will assume the Investor is in agreement with said notice and will take the shares or any part of them out of the reserve at the end of said 10 days, and the Transfer Agent shall no longer be subject to the terms of these instructions for any shares removed from the reserve. Written notice must be sent by the issuer via certified mail to the address of record for the Investor or by email to the Investor’s email address as stated in the last notice of conversion presented.

The Company shall indemnify you and your officers, directors, principals, partners, agents and representatives, and hold each of them harmless from and against any and all loss, liability, damage, claim or expense (including the reasonable fees and disbursements of its attorneys) incurred by or asserted against you or any of them arising out of or in connection with the instructions set forth herein, the performance of your duties hereunder and otherwise in respect hereof, including the costs and expenses of defending yourself or themselves against any claim or liability hereunder. Such indemnification includes any claim made by the Company against you with respect to these instructions or the performance of your duties hereunder. You shall have no liability to the Company in respect of this, and you shall be entitled to rely in this regard on the advice of counsel.

The Board of Directors of the Company has approved the foregoing IRREVOCABLE INSTRUCTIONS. Company hereby confirms to you that no instruction other than as contemplated herein will be given to you by Company with respect to the matters referenced herein. Company hereby authorizes you, and you shall be obligated, to disregard any contrary instruction received by or on behalf of Company or any other person purporting to represent Company. At your sole discretion, you are also authorized to release any information you deem necessary towards the processing, clearing, and settlement of the shares arising from this reservation.

Notwithstanding any other provision hereof, Company and Investor understand that you shall not be required to perform any issuance or transfer of Conversion Shares if (i) such an issuance or transfer of Conversion Shares is in violation of any state or federal securities laws or regulations, or (ii) the issuance or transfer of Conversion Shares is prohibited or stopped as required or directed by an order of a court of competent jurisdiction. Additionally, Company and Investor understand that you shall not be required to perform any issuance or transfer of Common Stock if Company is in default of its payment obligations under its transfer agent service agreement (“the TA Agreement”) with you; provided, however, that in such case Investor shall have the right to pay the obligations in default or otherwise resolve the deficiency in a manner satisfactory to the Transfer Agent. The Investor is responsible for all fees associated with the Conversion Notice, including but not limited to the issuance, delivery and transfer of shares, and acknowledges you will not act on a Conversion Notice without payment of fees owed.

The Company agrees that in the event that you resign or are terminated as the Company’s Transfer Agent, the Company shall engage a suitable replacement agent that will agree to serve as agent for the Company within five (5) business days. You reserve the right to resign as Transfer Agent at any time in accordance with the terms of your TA Agreement with the Company, and upon either voluntary resignation or termination by the Company, your obligations under this letter shall cease immediately and you shall have no further obligations to act under these instructions. Notwithstanding the forgoing, the Company acknowledges that you will complete any pending conversion request that is outstanding at the time of termination by either party.

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This letter is governed by the laws of the state of Florida.

The Investor is intended to be and is a third-party beneficiary hereof, and no amendment or modification to the instructions set forth herein may be made without the consent of the Investor.

Very truly yours, HELIO CORPORATION

By:	/s/ Ed Cabrera
Name:	Ed Cabrera
Title:	CEO

Acknowledged and Agreed:

CFI CAPITAL LLC

By: /s/ Ahron Fraiman

Name: Ahron Fraiman

Title:   Manager

Acknowledged and Agreed: ClearTrust, LLC

By: ________________________________________

Name:

Title:

21

DISBURSEMENT AUTHORIZATION

(MEMORANDUM)

TO: CFI CAPITAL LLC

FROM: HELIO CORPORATION

DATE: July 30, 2026

RE: Disbursement of Funds

In connection with the issuance of that certain 6% convertible redeemable promissory note in the aggregate principal amount of $200,000.00 (the “Note”), pursuant to that certain securities purchase agreement dated as of July 30, 2026, the Investor is hereby directed to disburse the purchase price of $180,000.00 as follows:

1.	$5,000.00 to Investors Counsel Attorneys, P.C. in accordance with the wire transfer instructions attached as Schedule A hereto;

2.	$175,000.00 to HELIO CORPORATION, in accordance with the wire transfer instructions attached as Schedule B hereto;

/s/ Ed Cabrera
By: Ed Cabrera Title: CEO

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SCHEDULE A

INVESTORS COUNSEL ATTORNEYS

WIRING INFORMATION

OPERATING ACCOUNT

Please wire funds to:

Chase Bank

Routing No: 322271627

Acct No.: 229118911

Beneficiary:Investors Counsel Attorneys

Attorney info: Investors Counsel Attorneys PC.

                           1325 Airmotive Way, Suite 202

                           Reno, NV 85902

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SCHEDULE B

[COMPANY TO INSERT WIRING INFORMATION]

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UNANIMOUS CONSENT IN LIEU OF A SPECIAL

MEETING OF DIRECTORS OF

HELIO CORPORATION

The undersigned, being all of the directors of HELIO CORPORATION, a corporation of the State of Florida (the “Corporation”), do hereby authorize and approve the actions set forth in the following resolutions without the formality of convening a meeting, and do hereby consent to the following actions of this Corporation, which actions are hereby deemed affective as of the date hereof:

RESOLVED: That the officers of this Corporation are authorized and directed to issue a

$200,000.00 convertible redeemable promissory note to CFI Capital LLC, a limited liability company, which provides conversion features equal to 60% of the lowest trading price of the Corporation’s Common Stock for the last 20 trading days prior to conversion, as well as an original issue discount of $20,000.00 and interest of 6% per annum and become due and payable on July 30, 2027; and

RESOLVED FURTHER: That the officers of this corporation are authorized and directed to irrevocably reserve (634,921) shares of the Company’s Common Stock for the benefit of CFI Capital LLC for conversion of the above-mentioned note, and to reserve and maintain a share reservation equal to four times the discounted amount of the above note at all times; and

RESOLVED FURTHER: that each of the officers of the Corporation be, and they hereby are, authorized and empowered to execute and deliver such documents, instruments and papers and to take any and all other action as they or any of them may deem necessary or appropriate of the purpose of carrying out the intent of the foregoing resolutions and the transactions contemplated thereby; and that the authority of such officers to execute and deliver any such documents, instruments and papers and to take any such other action shall be conclusively evidenced by their execution and delivery thereof or their taking thereof.

The undersigned, by affixing their signatures hereto, do hereby consent to, authorize, and approve the foregoing actions in their capacity as all of the directors of HELIO CORPORATION.

Dated: 07/30/2026

/s/ Gregory T. Delory
Ed Cabrera	Gregory T. Delory

Mario Martinez	Bruce T. Campbell

/s/ Vikas Parti
Vikas Parti

25

UNANIMOUS CONSENT IN LIEU OF A SPECIAL

MEETING OF DIRECTORS OF

HELIO CORPORATION

The undersigned, being all of the directors of HELIO CORPORATION, a corporation of the State of Florida (the “Corporation”), do hereby authorize and approve the actions set forth in the following resolutions without the formality of convening a meeting, and do hereby consent to the following actions of this Corporation, which actions are hereby deemed affective as of the date hereof:

RESOLVED: That the officers of this Corporation are authorized and directed to issue a

$200,000.00 convertible redeemable promissory note to CFI Capital LLC, a limited liability company, which provides conversion features equal to 60% of the lowest trading price of the Corporation’s Common Stock for the last 20 trading days prior to conversion, as well as an original issue discount of $20,000.00 and interest of 6% per annum and become due and payable on July 30, 2027; and

RESOLVED FURTHER: That the officers of this corporation are authorized and directed to irrevocably reserve (634,921) shares of the Company’s Common Stock for the benefit of CFI Capital LLC for conversion of the above-mentioned note, and to reserve and maintain a share reservation equal to four times the discounted amount of the above note at all times; and

RESOLVED FURTHER: that each of the officers of the Corporation be, and they hereby are, authorized and empowered to execute and deliver such documents, instruments and papers and to take any and all other action as they or any of them may deem necessary or appropriate of the purpose of carrying out the intent of the foregoing resolutions and the transactions contemplated thereby; and that the authority of such officers to execute and deliver any such documents, instruments and papers and to take any such other action shall be conclusively evidenced by their execution and delivery thereof or their taking thereof.

The undersigned, by affixing their signatures hereto, do hereby consent to, authorize, and approve the foregoing actions in their capacity as all of the directors of HELIO CORPORATION.

Dated: 07/30/2026

/s/ Mario Martinez
Ed Cabrera	Gregory T. Delory

/s/ Mario Martinez	/s/ Bruce T. Campbell
Mario Martinez	Bruce T. Campbell

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